UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2007 (June 21, 2007)
Double Eagle Petroleum Co.

(Exact name of registrant as specified in its charter)

Maryland	000-06529	83-0214692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
777 Overland Trail (P. O. Box 766), Casper, Wyoming 82601
(Address of principal executive offices)    (Zip Code)
Registrant’s telephone number, including area code (307) 237-9330
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01. Regulation FD Disclosure.
On June 21, 2007, Double Eagle Petroleum Co. (the “Company”) announced, in the press release furnished with this Current Report on Form 8-K as Exhibit 99.1, its preferred stock offering. The Company plans to offer 1,200,000 shares of Series A Cumulative Preferred Stock at $25.00 per share in an underwritten public offering.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.
Item 9.01. Financial Statements and Exhibits.

99.1	Press Release dated June 21, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2007	DOUBLE EAGLE PETROLEUM CO.
	By:	/s/ Stephen Hollis
Stephen Hollis, Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated June 21, 2007.